EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliate Navistar Financial Corporation are incorporated herein by reference.

10.1	Pooling and Servicing Agreement dated as of June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Chemical Bank, as 1990 Trust Trustee, and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 12, 2003. Commission File No. 033-87374.

10.2	First Amendment to the Pooling and Servicing Agreement dated as of September 12, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.103 to Navistar Financial Securities Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.3	Second Amendment to the Pooling and Servicing Agreement dated as of March 27, 1996, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.104 to Navistar Financial Securities Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.4	Third Amendment to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.105 to Navistar Financial Securities Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.5	Fourth Amendment to the Pooling and Servicing Agreement dated as of June 2, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Securities Corporation’s Form S-3/A dated and filed June 12, 2000. Commission File No. 333-32960.

10.6	Fifth Amendment to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Trust’s Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-36767-03.

10.7	Sixth Amendment to the Pooling and Servicing Agreement dated as of October 31, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.7 to Navistar Financial Dealer Note Master Owner Trust’s Form S-3/A dated and filed December 23, 2003. Commission File No. 333-104639-01.

10.8	Seventh Amendment to the Pooling and Servicing Agreement dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.6 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.9	Series 1995-1 Supplement dated as of June 8, 1995, to the to the Pooling and Servicing Agreement dated June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 4, 2003. Commission File No. 333-104639-01.

10.10	Series 1997-1 Supplement dated as of August 19, 1997 to the to the Pooling and Servicing Agreement dated June 8, 1995, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller and The Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.144 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.11	Series 1998-1 Supplement to the Pooling and Servicing Agreement dated as of July 17, 1998, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 1998-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed December 4, 2003. Commission File No. 033-87374.

10.12	Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 28, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-VFC Certificateholders. Filed as Exhibit 10.71 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.13	Amendment No. 1 to the Series 2000-VFC Supplement to the Pooling and Servicing Agreement, dated as of January 22, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee. Filed as Exhibit 10.72 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.14	Certificate Purchase Agreement, dated as of January 28, 2000, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers, and as a Committed Purchaser. Filed as Exhibit 1.1 to Navistar Financial Securities Corporation’s Form 8-K dated and filed February 24, 2000. Commission File No. 033-87374.

10.15	Extension to the Certificate Purchase Agreement, dated as of January 25, 2001, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.106 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.16	Extension and Amendment to the Certificate Purchase Agreement, dated as of January 23, 2002, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as a Committed Purchaser. Filed as Exhibit 10.107 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.17	First Amendment to the Certificate Purchase Agreement, dated as of January 27, 2003, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Receivables Capital Corporation, as the Conduit Purchaser and Bank of America, National Association, as Administrative Agent for the Purchasers and as a Committed Purchaser. Filed as Exhibit 10.108 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.18	Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corp., as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers, a Managing Agent, and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.73 to Navistar Financial Corporation’s Form 10-Q for the period ended January 31, 2005, which was dated and filed April 19, 2005. Commission File No. 001-04146.

10.19	Extension to Amended and Restated Certificate Purchase Agreement, dated as of December 19, 2005, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.109 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.20	Amendment dated October 31, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.132 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.21	Amendment, Wavier and Extension dated March 24, 2006 to the Amended and Restated Certificate Purchase Agreement, dated as of December 27, 2004, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.133 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.22	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of May 26, 2006, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.110 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.23	Amendment, Waiver and Extension to Amended and Restated Certificate Purchase Agreement, dated as of January 31, 2007, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, Kitty Hawk Funding Corporation, as a Conduit Purchaser, Liberty Street Funding Corporation, as a Conduit Purchaser, Bank of America, National Association, as Administrative Agent for the Purchasers and as a Managing Agent and as a Committed Purchaser and the Bank of Nova Scotia, as a Committed Purchaser and as a Managing Agent. Filed as Exhibit 10.111 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.24	Series 2000-1 Supplement to the Pooling and Servicing Agreement dated as of July 13, 2000, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2000-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 13, 2000 and filed July 14, 2000. Commission File No. 033-87374.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.25	Series 2003-1 Supplement to the Pooling and Servicing Agreement, dated as of July 13, 2003, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2003-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Securities Corporation’s Form 8-K dated July 10, 2003 and filed July 11, 2003. Commission File No. 033-87374.

10.26	Series 2004-1 Supplement to the Pooling and Servicing Agreement, dated as of June 10, 2004, among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Seller, and the Bank of New York, as Master Trust Trustee on behalf of the Series 2004-1 Certificateholders. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.27	Master Owner Trust Agreement dated as of June 10, 2004, between Navistar Financial Securities Corporation, as Seller and Chase Manhattan Bank USA, N.A. as Master Owner Trust Trustee. Filed as Exhibit 4.5 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.28	Indenture, dated as of June 10, 2004, between Navistar Financial Dealer Notes Master Owner Trust, as Issuer and the Bank of New York, as Indenture Trustee. Filed as Exhibit 4.2 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.29	Series 2004-1 Indenture Supplement dated as of June 10, 2004, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.3 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated June 10, 2004 and filed June 14, 2004. Commission File No. 333-104639-01.

10.30	Series 2005-1 Indenture Supplement to the Indenture, dated as of February 28, 2005, between Navistar Financial Dealer Note Master Owner Trust, as Issuer, and The Bank of New York, as Indenture Trustee. Filed as Exhibit 4.1 to Navistar Financial Dealer Note Master Owner Trust’s Form 8-K dated March 3, 2005 and filed March 4, 2005. Commission File No. 333-104639-01.

10.31	Receivables Purchase Agreement, dated as of April 8, 2004, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.112 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.32	Amendment No. 1 to Receivables Purchase Agreement, dated as of March 31, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.123 to Navistar Financial Corporation’s Form 10-K dated and December 10, 2007. Commission File No. 333-32960.

10.33	Amendment No. 2 to Receivables Purchase Agreement, dated as of August 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.124 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.34	Amendment No. 3 to Receivables Purchase Agreement, dated as of August 11, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.125 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.35	Amendment No. 4 to Receivables Purchase Agreement, dated as of August 10, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.128 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.36	Amendment No. 5 to Receivables Purchase Agreement, dated as of August 15, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (as successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.135 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.37	Waiver No. 1 to Receivables Purchase Agreement, dated as of January 28, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.114 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.38	Waiver No. 2 to Receivables Purchase Agreement, dated as of March 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, Bank One, NA, as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.115 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.39	Waiver No. 3 to Receivables Purchase Agreement, dated as of April 14, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.116 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.40	Waiver No. 4 to Receivables Purchase Agreement, dated as of July 20, 2005, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.117 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.41	Waiver No. 5 to Receivables Purchase Agreement, dated as of January 17, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.118 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.42	Waiver No. 6 to Receivables Purchase Agreement, dated as of March 21, 2006, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.119 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.43	Waiver No. 7 to Receivables Purchase Agreement, dated as of January 31, 2007, among Truck Retail Accounts Corporation, as Seller, Navistar Financial Corporation, as Servicer, JP Morgan Chase Bank, N.A. (successor by merger to Bank One, NA), as Agent, and Jupiter Securitization Corporation, as Conduit. Filed as Exhibit 10.120 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.44	Receivables Sale Agreement, dated as of April 8, 2004, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.113 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.45	Waiver No. 1 to Receivables Sale Agreement, dated as of March 21, 2006, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.121 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

10.46	Waiver No. 2 to Receivables Sale Agreement, dated as of January 31, 2007, between Navistar Financial Corporation, as Transferor, and Truck Retail Accounts Corporation, as Transferee. Filed as Exhibit 10.122 to Navistar Financial Corporation’s Form 10-K dated and filed December 10, 2007. Commission File No. 333-32960.

*10.47	Navistar International Corporation 1984 Stock Option Plan. Filed as Exhibit A to Proxy Statement dated February 6, 1984. Commission File No. 1-5236.

*10.48	Navistar International Corporation 1988 Non-Employee Director Stock Option Plan amended as of March 20, 1996. Filed as Exhibit 10.19 to Form 10-K for the period ended October 31, 1997, which was dated and filed December 22, 1997. Commission File No. 001-09618.

*10.49	Form of Executive Severance Agreement which is executed with all executive officers dated June 16, 1997. Filed as Exhibit 10.5 to Form 10-Q for the period ended July 31, 1997, which was dated September 12, 1997 and filed September 15, 1997. Commission File No. 001-09618.

*10.50	Executive Severance Agreement between J.R. Horne and Navistar International Corporation dated June 16, 1997. Filed as Exhibit 10.35 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

10.51	Form of Executive Severance Agreement Amendment which is executed with all executive officers. Filed as Exhibit 10.30 to Form 10-Q for the period ended July 31, 2001, which was dated and filed September 13, 2001. Commission File No. 001-09618.

*10.52	Navistar International Corporation 1994 Performance Incentive Plan, as amended. Filed as Exhibit 10.31 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

*10.53	Navistar International Corporation 1998 Supplemental Stock Plan, as amended and supplemented by the Restoration Stock Option Program. Filed as Exhibit 10.32 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 1-9618.

*10.54	Board of Directors resolution regarding director’s annual retainer. Filed as Exhibit 10.33 to Form 10-Q for the period ended January 31, 2002, which was dated and filed March 11, 2002. Commission File No. 001-09618.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

*10.55	Navistar International Corporation Amended and Restated Executive Stock Ownership Program dated September 1, 2004. Filed as Exhibited 99.1 to Form 8-K dated and filed August 31, 2004. Commission File No. 1-9618.

*10.56	Navistar International Corporation 1998 Non-Employee Director Stock Option Plan, as amended. Filed as Exhibit 10.1 to Form S-8 dated April 19, 2002 and filed April 23, 2002. Registration No. 333-86754.

*10.57	Employment Agreement between Navistar International Corporation, International Truck and Engine Corporation and Robert C. Lannert. Filed as Exhibit 10.39 to Form 10-Q for the period ended July 31, 2002, which was dated and filed September 13, 2002. Commission File No. 001-09618.

*10.58	Employment Agreement between Navistar International Corporation, International Truck and Engine Corporation and Robert C. Lannert. Filed as Exhibit 10.40 to Form 10-Q for the period ended July 31, 2002, which was dated and filed September 13, 2002. Commission File No. 001-09618.

*10.59	Navistar International Corporation 1998 Interim Stock Plan. Filed as Exhibit 10.21 to Form 10-Q for the period ended April 30, 1998, which was dated and filed June 12, 1998. Commission File No. 001-09618.

*10.60	Board of Directors resolution approving an increase in the additional retainer paid to the audit committee members and to the chairs of the committees. Filed as Exhibit 10.35 to Form 10-Q for the period ended April 30, 2003, which was dated and filed June 13, 2003. Commission File No. 001-09618.

*10.61	Board of Directors resolution (1) approving an increase in the annual retainer paid to non-employee directors and (2) amending the director’s restricted stock Plan to expire on December 31, 2005. Filed as Exhibit 10.35 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.62	Board of Directors resolution amending the 1994 Performance Incentive Plan, the 1998 Supplemental Stock Plan and the 1998 Non-Employee Director Stock Option Plan to prohibit the repricing and discounting of options. Filed as Exhibit 10.36 to Form 10-K for the period ended October 31, 2003, which was dated December 18, 2003 and filed December 19, 2003. Commission File No. 001-09618.

*10.63	Board of Directors resolution terminating the 1998 Non-Employee Directors Plan. Filed as Exhibit 10.39 to Form 10-Q for the period ended April 30, 2004, which was dated and filed June 9, 2004. Commission File No. 001-09618.

*10.64	Navistar International Corporation 2004 Performance Incentive Plan, as amended and restated as of February 15, 2005. Filed as Appendix A to Proxy Statement dated and filed February 23, 2005. Commission File No. 001-09618.

10.65	Purchase Agreement dated February 23, 2005 by and among Navistar International Corporation, Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC, Scotia Capital (USA) Inc., BNY Capital Markets, Inc., RBC Capital Markets Corporation and Banc of America Securities LLC with respect to the issuance by Navistar International Corporation of $400,000,000 aggregate principal amount of its 6 1/4% Senior Notes due 2012. Filed as Exhibit 10.1 to Form 8-K dated and filed February 28, 2005. Commission File No. 001-09618.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

*10.66	Offer Letter to Deepak T. Kapur dated August 13, 2003. Filed as Exhibit 10.43 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.67	Form of Incentive Stock Option Award Agreement. Filed as Exhibit 10.45 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.68	Form of Supplement to Incentive Stock Option Award Agreement. Filed as Exhibit 10.46 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.69	Form of Non-Qualified Incentive Stock Option Award Agreement. Filed as Exhibit 10.47 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.70	Form of Supplement to Non-Qualified Stock Option Award Agreement. Filed as Exhibit 10.48 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.71	Form of Restoration Stock Option Award Agreement. Filed as Exhibit 10.49 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.72	Form of Supplement to Restoration Stock Option Award Agreement. Filed as Exhibit 10.50 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.73	Form of Non-Employee Director Award Agreement. Filed as Exhibit 10.51 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.74	Form of Supplement to Non-Employee Director Award Agreement. Filed as Exhibit 10.52 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.75	Form of Restricted Stock Award Agreement. Filed as Exhibit 10.53 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.76	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.54 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

*10.77	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.55 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.78	Board of Directors resolution approved an increase in the meeting fees payable to Directors for board and committee meetings. Filed as Exhibit 10.56 to Form 10-K for the period ended October 31, 2004, which was dated February 14, 2005 and filed February 15, 2005. Commission File No. 001-09618.

*10.79	The Board of Directors resolution to pay a cash award to Mr. Robert C. Lannert, the Registrant’s Vice Chairman and Chief Financial Officer, to correct an oversight in the prior year’s target bonus calculation. Filed as Exhibit 10.59 to Form 10-Q for the period ended April 30, 2005, which was dated and filed June 9, 2005. Commission File No. 001-09618.

*10.80	Navistar International Corporation’s offer of employment to William Caton, a new executive officer of Navistar, which contains the terms and conditions of certain compensation awards. Filed as Exhibit 10.1 to Form 8-K dated and filed October 4, 2005. Commission File No. 001-09618.

*10.81	The Board of Directors resolution which approved the Annual Incentive Plan Criteria for 2006 for named executive officers. Filed as Exhibit 10.1 to Form 8-K filed and dated October 21, 2005. Commission File No. 001-09618.

*10.82	Navistar International Corporation Non-Employee Director’s Deferred Fee Plan, as amended and restated January 1, 2005. Filed as Exhibit 10.65 to Form 8-K dated and filed December 16, 2005. Commission File No. 001-09618.

10.83	Credit Agreement dated February 22, 2006 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(1) to Form SC TO-I filed February 24, 2006. Commission File No. 005-39182. Please note this credit agreement is no longer in effect and has been refinanced with the credit agreement reference in 10.86 below.

10.84	Amendment No 1. dated August 2, 2006 to that certain Credit Agreement dated February 22, 2006 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, Credit Suisse, as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 99(B)(2) to Form SC TO-I/A filed August 3, 2006. Commission File No. 005-39182. Please note this credit agreement is no longer in effect and has been refinanced with the credit agreement reference in 10.86 below.

*10.85	Compensation Committee of the Board of Directors resolutions approving the Annual Incentive Plan Criteria for 2007 for named executive officers. Filed as Exhibit 10.57 to Form 8-K dated and filed October 24, 2006. Commission File No. 001-09618.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.86	Credit Agreement dated January 19, 2007 among Navistar International Corporation, as Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent for the Lenders, and the other Agents party thereto. Filed as Exhibit 10.59 to Form 8-K/A dated and filed January 25, 2007. Commission File No. 001-09618.

*10.87	Board of Directors resolution approving an amended to Navistar International Corporation’s Amended and Restated Executive Stock Ownership Program dated September 1, 2004 to toll the time period in which a participant has for meeting the stock ownership requirements of, and ability to earn premium shares under, the program. Filed as Exhibit 10.68 to Form 8-K dated and filed February 26, 2007. Commission File No. 001-09618.

*10.88 & 10.89	Compensation Committee and Board of Directors resolutions approving certain technical amendments to Navistar’s 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan, 1998 Interim Stock Plan, 1998 Non-Employee Directors Stock Option Plan and 2004 Performance Incentive Plan. Filed as Exhibits 10.69 and 10.70 to Form 8-K dated and filed April 20, 2007. Commission File No. 001-09618.

*10.90 & 10.91	Compensation Committee and Board of Directors resolutions approving certain change of control amendments to Navistar’s 2004 Performance Incentive Plan, 1998 Non-Employee Directors Stock Option Plan, 1988 Non-Employee Directors Stock Option Plan, 1994 Performance Incentive Plan, 1998 Supplemental Stock Plan and 1998 Interim Stock Plan. Filed as Exhibits 10.72 and 10.73 to Form 8-K dated and filed June 22, 2007. Commission File No. 001-09618.

10.92	Amended and Restated Credit Agreement dated July 1, 2005 among Navistar Financial Corporation, Arrendadora Financiera Navistar, S.A. De C.V., Servicios Financieros Navistar, S.A. De C.V. and Navistar Comercial, S.A. De C.V., as Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as the Syndication Agent, the Bank of Nova Scotia, as Documentation Agent, J.P Morgan Securities Inc. and Banc of America Securities, LLC, as Joint Book Managers and Joint Lead Arrangers and the lenders party thereto. Filed as Exhibit 10.01 to Navistar Financial Corporation’s Form 8-K dated and filed September 1, 2005. Commission File No. 1-4146-1.

10.93	Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation’s Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.94	First Waiver and Consent dated January 17, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.1 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 1-4146-1.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

10.95	Second Waiver and Consent dated March 2, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 99.2 to Navistar Financial Corporation’s Form 8-K dated and filed March 8, 2006. Commission File No. 1-4146-1.

10.96	Third Waiver and Consent dated November 16, 2006 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed November 20, 2006. Commission File No. 1-4146-1.

10.97	First Amendment dated March 28, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated March 28, 2007 and filed April 3, 2007. Commission File No. 1-4146-1.

10.98	ABL Credit Agreement dated June 15, 2007 among International Truck and Engine Corporation and four of its other manufacturing subsidiaries, namely, IC Corporation, IC of Oklahoma, LLC, SST Truck Company LP and International Diesel of Alabama, LLC, the lenders thereto, Credit Suisse, as administrative agent, Bank of America, N.A., as collateral agent, Banc of America Securities LLC and JPMorgan Chase Bank, N.A., as co-syndication agents, General Electric Capital Corporation and Wachovia Capital Finance Corporation (Central), as co-documentation agents, Credit Suisse Securities (USA) LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. as joint lead bookrunners, and Credit Suisse Securities (USA) LLC and Banc of America Securities LLC, as joint lead arrangers. Filed as Exhibit 10.71 to Form 8-K dated and filed June 19, 2007. Commission File No. 001-09618.

10.99	Second Amendment and Fourth Waiver dated October 23, 2007 to Amended and Restated Credit Agreement dated July 1, 2005 among Arrendadora Financiera Navistar, S.A. De C.V., Organizacion Auxiliar del Credito, Servicios Financieros Navistar, S.A. De C.V., Sociedad Financiera De Objecto Limitado, Navistar Comercial, S.A. De C.V., the lenders party thereto, JP Morgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent and The Bank of Nova Scotia, as documentation agent. Filed as Exhibit 10.1 to Navistar Financial Corporation’s Form 8-K dated and filed October 23, 2007. Commission File No. 1-4146-1.

EXHIBIT 10 (continued)
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
MATERIAL CONTRACTS

The following documents of Navistar International Corporation and its affiliates are filed herewith:

*10.100	Compensation Committee of the Board of Directors resolution to pay a discretionary cash bonus to Deepak T. Kapur, an executive officer of Navistar, to compensate him for the loss incurred in connection with the sale of his house in Michigan and relocation to Illinois.

*10.101	Compensation Committee of the Board of Directors resolution recommending the appointment of Mr. William A. Caton as Executive Vice President and Chief Financial Officer of Navistar, increasing his annual base salary by $95,000 to $625,000, authorizing the award of a discretionary cash bonus in an amount not to exceed $200,000 and providing Mr. Caton certain other benefits commensurate with his Chief Financial Officer position.

*10.102	Board of Directors resolutions (i) providing for a cash payment in the amount of $43,200 to each non-employee director in lieu of the 2006 annual grant to each director of 4,000 shares of company common stock as part of the company’s overall director compensation, (ii) suspending the requirement that each director receive at least one-fourth of their annual retainer in the form of restricted stock during such period in which Regulation BTR applies (accordingly, each director will receive the entire annual retainer of $60,000 in four equal quarterly cash payments) and (iii) suspending for calendar year 2007 each director’s ability to elect to receive stock in lieu of a cash payment in accordance with the Non-Employee Directors Deferred Fee Plan.

*10.103	Agreement between Navistar International Corporation and Mr. John Correnti (a director of Navistar) to cancel the extension of the expiration date of an option to purchase 2,000 shares of Navistar Common Stock as previously disclosed on Form 8-K dated October 23, 2006. Please refer to Navistar’s Form 8-K dated and filed April 20, 2007 for more information on this subject. Commission File No. 001-09618.

10.104	Amended and Restated Parents’ Side Agreement dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005.

10.105	Amended and Restated Parent Guarantee dated July 1, 2005 among Navistar International Corporation and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders indicated therein in respect of Navistar Financial Corporation’s Amended and Restated Credit Agreement dated July 1, 2005.

*	Indicates a management contract or compensatory plan or arrangement required to be filed as an exhibit to this report pursuant to Item 14(c).

EXHIBIT 10.100
NOW, THEREFORE, IT IS RESOLVED, that the Compensation Committee hereby approves . . . a cash award to Mr. Kapur in an amount to be determined by the Chief Executive Officer and not to exceed $1,500,000.

EXHIBIT 10.101
RESOLVED, that the Compensation Committee recommends to the Board of Directors that William A. Caton be promoted to the position of, and be elected, Executive Vice President and Chief Financial Officer, effective September 1, 2006, to hold such office until the first meeting of the Board after the next annual meeting of stockholders and until his successor is duly appointed; and that he serve as the Corporation’s principal financial officer and perform the duties of such office and have such powers and duties as may be assigned to him by the Board of Directors or the Chief Executive Officer;
FURTHER RESOLVED, that an annual base salary increase of $95,000 for Mr. Caton, effective September 1, 2006, is hereby approved;
FURTHER RESOLVED, that Mr. Caton be promoted to Organizational Level 13, effective September 1, 2006, with a corresponding adjustment to his 2006 annual incentive award target percentage from 75% to 95% of base salary, to be prorated effective as of the date of his promotion in accordance with the terms of the Annual Incentive Program;
FURTHER RESOLVED, that Mr. Caton be paid up to $200,000 in the form of a special recognition award at such time and only in the event annual incentive awards for fiscal year 2006 are paid by the Corporation, provided that Mr. Caton is employed by the Corporation or its subsidiaries on the date such awards are paid, which payment shall effectively increase his annual incentive award target percentage to 95% on a non-prorated basis for fiscal year 2006; and
FURTHER RESOLVED, Mr. Caton be paid a lump sum cash benefit to cover the cost of a country club membership in the Chicagoland area for Mr. Caton, plus one year club expenses (the “Total Country Club Payment”) and an additional amount (the “Gross-Up Payment”) to cover any federal, state or local income taxes or employment taxes payable by Mr. Caton on the Total Country Club Payment and Gross-Up Payment.

EXHIBIT 10.102
RESOLVED, that the Board of Directors hereby approve a cash award of $43,200 to each non-employee director in lieu of the non-employee directors’ annual stock option grant for fiscal year 2006;
FURTHER RESOLVED, that the Board of Directors hereby approve a change to the portion of the non-employee directors’ annual retainer fee payable in the form of restricted stock to an all cash payment, such change to be in effect during the period in which the directors are prohibited by the securities laws from acquiring the Corporation’s equity securities;
FURTHER RESOLVED, that the Board of Directors hereby approve a suspension of the deferral election under the Non-Employee Directors’ Deferred Fee Plan for calendar year 2007 for that portion of a directors’ retainer which may be deferred into units of the Corporation’s common stock; and

EXHIBIT 10.103
April 16, 2007
Mr. John D. Correnti
SeverCorr
1409 Hwy 45 South
Columbus, MS 39701
Re: Cancellation of Amendment to Stock Option Award Agreement
Dear John:
On October 17, 2006 the Board of Directors agreed to amend your December 18, 1996 Non-Employee Director Stock Option Award Agreement (the “Agreement”) that was due to expire on December 18, 2006, to extend the life of the Agreement until 30 days after the end of the Company’s current blackout period. You signed the amendment on October 27, 2006, see attached Exhibit A (the “Amendment”).
As discussed at the prior Compensation Committee meeting, you and the company agreed to cancel the Amendment. The Compensation Committee indicated at that time your expiring in-the-money stock options should be considered as part of the global solution for other expired in-the-money employee stock options. To formalize the cancellation of the Amendment, please sign the acknowledgement at the bottom of this letter and return it to me.
If you have any questions, please contact me at (630) 753-2164.
Very truly yours,
/s/ Robert J. Perna
Robert J. Perna
Enclosure
Acknowledgement that the Amendment to my December 18, 1996, Non-Employee Director Stock Option Agreement, attached as Exhibit A, has been cancelled effective April 16, 2007.

By:	/s/ John D. Correnti

Name:	John D. Correnti

Exhibit 10.103
(Exhibit A)
AMENDMENT TO NON-EMPLOYEE DIRECTOR
STOCK OPTION AGREEMENT
The Non-Employee Director Stock Option Grant Form dated December 18, 1996 and any supplements thereto (the “Agreement”) by and between Navistar International Corporation, a Delaware corporation (the “Company”), and John D. Correnti (the “Optionee”), a copy of which is attached hereto, is hereby amended, effective as of October 17, 2006, as prescribed herein (the “Amendment”). Any capitalized terms not defined herein shall have the meanings assigned to those terms in the Agreement.
          WHEREAS, the Optionee was granted a stock option in connection with his service as a director of the Company on December 18, 1996 for 2,000 shares of the Company’s common Stock at an exercise price of $9.5625 per share (the “1996 Stock Options”);
          WHEREAS, the 1996 Stock Options are scheduled to expire on December 17, 2006;
          WHEREAS, the Company is currently subject to a pension fund trading blackout under Regulation BTR of the Securities and Exchange Commission, which prohibits a director from acquiring or selling any equity security of the Company (other than exempt securities) during a “blackout period” (as defined in such regulations);
          WHEREAS, the Company’s Compensation Committee has recommended that the Company’s Board of Directors (the “Board”) approve an extension of the expiration date of the 1996 Stock Options until after the Blackout Period ends; and
          WHEREAS, the Board, on October 17, 2006, approved an extension of the expiration date of the 1996 Stock Options until thirty (30) days after the end of the Company’s current blackout period, and duly authorized and empowered specific officers of the Company, including the President, to take such appropriate action to effectuate the foregoing.
     NOW, THEREFORE, the parties hereby agree that, by virtue and in exercise of the power to amend the Agreement reserved to the Board, the Agreement is hereby amended by extending the Expiration Date prescribed therein until thirty (30) days after the end of the Company’s current blackout period.
This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument, and may be delivered electronically.
Dated: October 27, 2006
NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Daniel C. Ustian
Name:	Daniel C. Ustian
Title:	Chairman, President and CEO
OPTIONEE

/s John D. Correnti
John D. Correnti

Exhibit 10.104
AMENDED AND RESTATED PARENTS’ SIDE AGREEMENT
          AGREEMENT, dated as of July 1, 2005, by Navistar International Corporation, a Delaware corporation (the “Parent”), and International Truck and Engine Corporation, a Delaware corporation (“International”), for the benefit of the Lenders from time to time party to the Credit Agreement referred to below.
          WHEREAS, Navistar Financial Corporation, a Delaware corporation (the “US Borrower”), has entered into an Amended and Restated Credit Agreement, dated as of July 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), with ARRENDADORA FINANCIERA NAVISTAR, S.A. DE C.V., ORGANIZACIÓN AUXILIAR DEL CRÉDITO, a Mexican corporation, SERVICIOS FINANCIEROS NAVISTAR, S.A. DE C.V., SOCIEDAD FINANCIERA DE OBJETO LIMITADO, a Mexican corporation, and, NAVISTAR COMERCIAL, S.A. DE C.V., a Mexican corporation (each, a “Mexican Borrower” and collectively, the “Mexican Borrowers”; together with the US Borrower, the “Borrowers”), the Lenders party thereto, Bank of America, N.A., as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, which amends and restates in its entirety the Existing Credit Agreement;
          WHEREAS, it is a condition to the effectiveness of the Credit Agreement that the Parent and International execute and deliver this Amended and Restated Parents’ Side Agreement (this “Agreement”); and
          WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement;
          NOW, THEREFORE, in order to induce the Lenders to enter into the Credit Agreement and to satisfy a condition to the effectiveness thereof, the Parent and International agree for the benefit of the Lenders that, until the Commitments and all Letters of Credit under the Credit Agreement shall have expired or terminated, the principal of and interest on each Loan and all fees payable thereunder shall have been paid in full and all LC Disbursements shall have been reimbursed:
          SECTION 1. Ownership of the US Borrower. Either the Parent or International will at all times own and hold the entire legal and beneficial interest in all of the outstanding stock of the US Borrower having ordinary voting power for the election of directors (other than directors’ qualifying shares). Neither the Parent nor International will, directly or indirectly, sell, exchange, transfer, pledge or in any way encumber or otherwise dispose of any such stock.
          SECTION 2. US Borrower’s Fixed Charge Coverage Ratio. International will not permit the ratio of (i) the sum of (A) consolidated interest expense of the US Borrower and its consolidated Subsidiaries, (B) consolidated income of the US Borrower and its consolidated Subsidiaries before income taxes and (C) dividends on any preferred stock of the US Borrower or other scheduled payments of a similar nature to (ii) the sum of (A) consolidated interest expense of the US Borrower and its consolidated Subsidiaries and (B) dividends on any preferred stock of the US Borrower or other scheduled payments of a similar nature, as at the last day of any fiscal quarter for the period of four consecutive fiscal quarters then ended, to be less than 1.25 to 1.00.

          SECTION 3. Intercompany Agreements. International will perform all of its obligations under the Master Intercompany Agreement and, except as permitted by Section 7.08 of the Credit Agreement, will not cancel, terminate, amend, waive or modify the Master Intercompany Agreement.
          SECTION 4. Additional Covenants.
     (a) Neither the Parent nor International shall enter into, execute, or otherwise permit to exist any indenture, agreement, or other instrument with a value or principal amount of $10,000,000 or more that is binding upon the Parent, International or any of their respective Subsidiaries or its assets that would prohibit, restrict, or otherwise limit in any way (including, without limitation, by giving rise to a right thereunder to require any payment to be made by the Parent, International or any of their respective Subsidiaries or by resulting in the creation or imposition of any Lien on any asset of the Parent, International or any of their respective Subsidiaries) the ability of the Parent or International to fulfill its obligations under this Agreement, or, with respect to the Parent, its obligations under the Parent Guarantee.
     (b) Within 90 days after the date hereof, the Indenture (as amended, supplemented or otherwise modified from time to time, the “Parent Indenture”), dated as of May 31, 2001, among the Parent, International and BNY Midwest Trust Company, as trustee, shall be amended to replace the existing definition of “Support Agreement” set forth therein with a definition that references the Parents’ Side Agreement, dated as of December 8, 2000, between the Parent and International.
          SECTION 5. Representations and Warranties. The execution, delivery and performance by International and the Parent of this Agreement are within such party’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by each of International and the Parent and each of this Agreement, the Master Intercompany Agreement and the Tax Allocation Agreement constitutes a legal, valid and binding obligation of each of International and the Parent, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance by the Parent and International of this Agreement will not (a) violate or result in a default under any indenture, agreement or other instrument binding upon the Parent, International or any of their respective subsidiaries or its assets (other than with respect to Section 3.12 of the Parent Indenture and Section 10.5 of the Senior Note Purchase Agreement, dated as of June 15, 2001 between International and State of Wisconsin Investment Board, as amended, supplemented or otherwise modified from time to time), (b) give rise to a right thereunder to require any payment to be made by the Parent, International or any of their respective subsidiaries or (c) result in the creation or imposition of any Lien on any asset of the Parent, International or any of their respective subsidiaries.
          SECTION 6. Amendments and Waivers. Any provision of this Agreement may be amended or waived so long as such amendment or waiver is in writing and is signed by the Parent, International and the Required Lenders.

          SECTION 7. Successors and Assigns. This Agreement shall be binding upon the Parent, International and their respective successors and assigns, and shall inure to the benefit of the Lenders and their respective successors and permitted assigns.
          SECTION 8. New York Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          SECTION 9. Integration. This Agreement amends and restates in its entirety the terms and provisions of the Parents’ Side Agreement, dated as of December 8, 2000, between the Parent and International for the benefit of the lenders under the Existing Credit Agreement and supersedes and replaces the terms thereof in their entirety.

     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their authorized officers as of the day and year above written.

NAVISTAR INTERNATIONAL CORPORATION
By:	/s/ Terry M. Endsley
	Name:	Terry M. Endsley
	Title:	Vice President & Treasurer

INTERNATIONAL TRUCK AND ENGINE CORPORATION
By:	/s/ Terry M. Endsley
	Name:	Terry M. Endsley
	Title:	Vice President & Treasurer

EXHIBIT 10.105
AMENDED AND RESTATED PARENT GUARANTEE
          GUARANTEE, dated as of July 1, 2005, made by NAVISTAR INTERNATIONAL CORPORATION, a Delaware corporation (the “Guarantor”), in favor of JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the lenders (the “Lenders”) parties to the Amended and Restated Credit Agreement, dated as of July 1, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Navistar Financial Corporation (the “US Borrower”) and Arrendadora Financiera Navistar, S.A. DE C.V., Organización Auxiliar del Crédito, Servicios Financieros Navistar, S.A. DE C.V., Sociedad Financiera de Objeto Limitado and Navistar Comercial, S.A. DE C.V. (collectively, the “Mexican Borrowers”; together with the US Borrower, the “Borrowers”), the Lenders, Bank of America, N.A., as syndication agent, The Bank of Nova Scotia, as documentation agent, and the Administrative Agent.
W I T N E S S E T H:
          WHEREAS, pursuant to the Credit Agreement, certain of the Lenders have severally agreed to make Loans to the Mexican Borrowers upon the terms and subject to the conditions set forth therein;
          WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Mexican Borrowers under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and
          WHEREAS, Guarantor owns, directly or indirectly, all of the capital stock of each of the Mexican Borrowers, and it is to the advantage of Guarantor that the Lenders make the Loans to the Mexican Borrowers;
          NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective loans to the Mexican Borrowers under the Credit Agreement, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Lenders, as follows:
     1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     (b) As used herein, “Mexican Obligations” means the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Mexican Revolving Loans and interest accruing after the filing of any petition in bankruptcy (“concurso”), or the commencement of any insolvency, reorganization or like proceeding, relating to any Mexican Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Mexican Revolving Loans and all other obligations and liabilities of the Mexican Borrowers to the Administrative Agent and the Lenders, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement and any other document made, delivered or given in connection therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders that are required to be paid by the Mexican Borrowers pursuant to the terms of the Credit Agreement) or otherwise.
     (c) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.
     (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for its own benefit and for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each Mexican Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Mexican Obligations of such Mexican Borrower.
     (b) The Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing or collecting, any or all of the Mexican Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Mexican Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto any Mexican Borrower may be free from any Mexican Obligations.
     (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent or such Lender in writing that such payment is made under this Guarantee for such purpose.
     3. No Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the Administrative Agent or any Lender, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against any Mexican Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Mexican Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from any Mexican Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Lenders by each Mexican Borrower on account of the Mexican Obligations are paid in full and the Commitments are terminated.
     4. Amendments, etc. with respect to the Mexican Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, any demand for payment of any of the Mexican Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Mexican Obligations continued, and the Mexican Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor (including, without limitation, the guarantee of the US Borrower contained in Article XI of the Credit Agreement) or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, any Notes, any other Loan Document and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the requisite number of Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Mexican Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Mexican Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against the Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on any Mexican Borrower or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from any Borrower or any such other guarantor or any release of such Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against the Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
     5. Guarantee Absolute and Unconditional. The Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Mexican Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Mexican Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Mexican Borrowers or the Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Mexican Borrowers or any other guarantor with respect to the Mexican Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement or any Note or other Loan Document, any of the Mexican Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Mexican Borrower against the Administrative Agent or any Lender, or (c) any other circumstance (other than a defense of payment or performance) whatsoever (with or without notice to or knowledge of the Borrowers or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrowers for the Mexican Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against any Mexican Borrower or any other Person or against any collateral security or guarantee for the Mexican Obligations (including, without limitation, the guarantee of the US Borrower contained in Article XI of the Credit Agreement) or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from any Mexican Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Mexican Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Mexican Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall have been terminated, notwithstanding that from time to time during the term of the Credit Agreement any Mexican Borrower may be free from any Mexican Obligations.
     6. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Mexican Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.
     7. Payments. The Guarantor hereby agrees that the Mexican Obligations will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.
     8. Representations and Warranties. In order to induce the Lenders to make the Loans pursuant to the Credit Agreement, the Guarantor hereby represents and warrants to the Administrative Agent and the Lenders that:
     (a) Organization. The Guarantor is duly organized, validly existing and in good standing (to the extent such requirement shall be applicable) under the laws of the jurisdiction of its organization.
     (b) Power. The Guarantor has the corporate power and authority to execute and deliver, and to perform its obligations under, this Guarantee and has taken all necessary corporate and, if required, stockholder action to authorize its execution, delivery and performance of this Guarantee.

     (c) Due Execution. This Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject to general principles of equity regardless of whether considered in a proceeding in equity or at law.
     (d) Governmental Approvals; No Conflicts. The execution, delivery, performance, validity or enforceability of this Guarantee, (i) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect and (B) such filings as may be required under federal and state securities laws for purposes of disclosure, (ii) will not violate any applicable law or regulation (including, without limitation, all laws, rules and regulations promulgated by or relating to IMSS, INFONAVIT and SAR) or the charter, by-laws or other organizational documents of the Guarantor or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Guarantor or any of its Subsidiaries or its assets (other than with respect to Section 3.12 of the Indenture, dated as of May 31, 2001, among the Guarantor, International and BNY Midwest Trust Company, as trustee and Section 10.5 of the Senior Note Purchase Agreement, dated as of June 15, 2001, between International and State of Wisconsin Investment Board, in each case as amended, supplemented or otherwise modified from time to time), or give rise to a right thereunder to require any payment to be made by the Guarantor or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Guarantor or any of its Subsidiaries.
     The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date of each borrowing by any Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.
     9. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as Administrative Agent for the Lenders with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.
     10. Notices. All notices, requests and demands to or upon the Administrative Agent, any Lender or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made when delivered by hand or if given by mail, when deposited in the mails by certified mail, return receipt requested, or if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

     (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in or pursuant to Section 12.01 of the Credit Agreement; and
     (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.
          The Administrative Agent, each Lender and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.
     11. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
     12. Integration. This Guarantee represents the agreement of the Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein. This Guarantee amends and restates in its entirety the Guarantee, dated as of December 8, 2000, made by the Guarantor in favor of JPMorgan Chase Bank, N.A. (fka The Chase Manhattan Bank), as administrative agent for the lenders under the Existing Credit Agreement and supersedes and replaces the terms thereof in their entirety.
     13. Amendments in Writing: No Waiver: Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Required Lenders, provided that any provision of this Guarantee may be waived by the Required Lenders in a letter or agreement executed by the Required Lenders or by telex or facsimile transmission from the Administrative Agent.
     (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 13(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not he construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.
     (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
     14. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     15. Successors and Assigns. This Guarantee shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns. The Guarantor may not transfer any of its rights or obligations under this Guarantee without the written consent of each Lender.
     16. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
     17. Submission To Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:
     (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and any other loan documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;
     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;
     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth under its signature below or at such other address of which the other parties hereto shall have been notified pursuant thereto;
     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and
     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.
     18. WAIVERS OF JURY TRIAL. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Terry M. Endsley

	Name:	Terry M. Endsley
	Title:	Vice President & Treasurer

Address for Notices:
Navistar International Corporation
4201 Winfield Road
Warrenville, IL 60555-4025
Telex:	630-753-5000

Fax:	(630) 753-2573

Attention:	Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Karen M. Sharf

	Name:	Karen M. Sharf
	Title:	Vice President
[Signature Page to Parent Guarantee]